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                          SECURITIES AND EXCHANGE COMMISSION

                               Washington, D.C.  20549

                                       FORM 8-K

                                    CURRENT REPORT
                        Pursuant to Section 13 or 15(d) of the
                           Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported):  January 8, 1998




                               WIND RIVER SYSTEMS, INC.
                (Exact name of registrant as specified in its charter)



       Delaware                        0-21342                   94-2873391
(State of jurisdiction)          (Commission File No.)         (IRS Employer
                                                             Identification No.)



                                 1010 Atlantic Avenue
                                  Alameda, CA 94501
                (Address of principal executive offices and zip code)



         Registrant's telephone number, including area code:  (510) 748-4100

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Item 5.   Other Events

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     On January 8, 1998, Wind River Systems, Inc. (the "Company") announced the signing of a technology partnership with Network Computer, Inc. See the Company's press release, titled "Wind River Systems and Network Computer Inc. Announce Strategic Relationship to Advance Embedded Technology" attached hereto as Exhibit 99.1.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

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(c)  Exhibits.

Exhibit
Number              Description
-------             ------------

99.1 Press Release, titled "Wind River Systems and Network Computer Inc. Announce Strategic Relationship to Advance Embedded Technology," dated January 8, 1998.


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                                     SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     Wind River Systems, Inc.



Dated:  January 13, 1998                     By: /s/ Richard Kraber
                                                --------------------------------
                                                     Richard W. Kraber
                                                     Chief Financial Officer


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                                    EXHIBIT INDEX


Exhibit
Number              Description
-------             ------------

99.1 Press Release, titled "Wind River Systems and Network Computer Inc. Announce Strategic Relationship to Advance Embedded Technology," dated January 8, 1998.


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